FEDERATED LIMITED TERM MUNICIPAL FUND

A PORTFOLIO OF FEDERATED FIXED INCOME SECURITIES, INC.

CLASS A SHARES
CLASS F SHARES

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2006

A special meeting of the shareholders of Federated Limited Term Municipal Fund ("LTMF") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on December 8, 2006, for the following purposes:

   1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Short-Term Municipal Trust ("STMT") would acquire all of the assets of LTMF in exchange for Class A Shares and Institutional Service Shares of STMT to be distributed pro rata by LTMF in complete liquidation and termination of LTMF; and

   2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

Shareholders of LTMF as of October 19, 2006, will be receiving a proxy statement in the mail that provides additional information regarding the proposed Reorganization. If shareholders of Limited Term Municipal Trust approve the Reorganization, each owner of LTMF's Class A Shares will become the owner of Class A Shares of STMT, while each owner of LTMF's Class F Shares will become the owner of Institutional Service Shares of STMT, in each case having a total net asset value ("NAV") equal to the total NAV of his or her holdings in LTMF on the date of the Reorganization.

                                                                October 26, 2006




Cusip 31417P304
Cusip 31417P403

35680(10/06)